CUTANEA LIFE SCIENCES, INC.
2005 Stock Incentive Plan

NOTICE OF STOCK OPTION GRANT

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(Optionee and address) ______ Grant Number

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You have been granted an option to purchase Common Stock of Cutanea Life Sciences, Inc. (the "Company"), as follows:

Date of Grant	____________
Vesting Commencement Date	____________
Exercise Price per Share	____
Total Number of Shares Granted	____
Total Exercise Price	$________
Type of Option:	______ Incentive Stock Option ______ Nonstatutory Stock Option
Term/Expiration Date:	10 Years/__________ 5 Years/__________
Vesting Schedule:	Subject to accelerated vesting as set forth in the Plan or in the Stock Option Agreement, this Option may be exercised, in whole or in part, in accordance with the following schedule: one-third of the shares subject to the Option shall vest on each anniversary of the Vesting Commencement Date; provided that such optionee remains an employee of, or consultant to, the Company as of each such vesting date.
Termination Period:	Option may be exercised for up to 90 days after termination of employment or consulting relationship except as set out in Sections 7 and 8 of the Stock Option Agreement (but in no event later than the Expiration Date. By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Cutanea Life Sciences, Inc. 2005 Stock Incentive Plan (the "Plan") and the Stock Option Agreement, all of which are attached and made a part of this document.

CUTANEA LIFE SCIENCES, INC.

STOCK OPTION AGREEMENT

1. Grant of Option. Cutanea Life Sciences, Inc., a Delaware corporation (the "Company"), hereby grants to the Optionee named in the Notice of Grant (the "Optionee") an option (the "Option") to purchase a total number of shares of Common Stock (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions of the Cutanea Life Sciences, Inc. 2005 Stock Incentive Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option. To the extent of any conflict between the terms of this Stock Option Agreement and the Plan, the terms of the Plan shall control.

If designated an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code, or any successor provision.

2. Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant, the terms of the Plan and as follows:

(a) Right to Exercise.

(i) This Option may not be exercised for a fraction of a share.

(ii) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitation contained in subsection 2(a)(iii).

(iii) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

(b) Method of Exercise. This Option shall be exercisable by written notice (in the form attached hereto as ***Exhibit A***) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance,

for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

3. Optionee's Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an Investment Representation Statement in the form attached hereto as ***Exhibit B***.

4. Method of Payment. Payment of the Exercise Price shall be by cash, check or any combination thereof, at the election of the Optionee.

5. Restrictions on Exercise. This Option may not be exercised until such time as (a) the Plan and the Shares covered by this Option have been approved by the stockholders of the Company and (b) the issuance of such Shares upon such exercise or the method of payment of consideration for such shares does not constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6. Termination of Relationship. In the event of termination of Optionee's employment or consulting relationship with the Company, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

7. Disability of Optionee. Notwithstanding the provisions of Section 6 above, in the event of termination of Optionee's consulting or employment relationship as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code or any successor provision), Optionee may, but only within twelve (12) months from the date of termination of employment or consulting relationship (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), exercise this Option to the extent Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (which Optionee was entitled to exercise) within the time specified herein, the Option shall terminate.

8. Death of Optionee. In the event of the death of Optionee during the term of this Option and, with respect to a Consultant, during such Consultant's continuing consulting relationship with the Company or within 90 days of termination of Consultant's relationship with the Company and, with respect to an employee, during such employee's employment relationship with the Company or within 90 days of termination of such employee's relationship with the Company, the Option may be exercised at any time within twelve (12) months following

the date of termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that Optionee was entitled to at the date of death.

9. Nontransferability of Option. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

10. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant and the Plan, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

11. Taxation Upon Exercise of Option. Optionee understands that, upon exercising a Nonstatutory Stock Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares over the exercise price. If the Optionee is an employee, the Company will be required to withhold from Optionee's compensation, or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income. Additionally, the Optionee may at some point be required to satisfy tax withholding obligations with respect to the disqualifying disposition of an Incentive Stock Option. The Optionee shall satisfy his or her tax withholding obligation arising upon the exercise of a Nonstatutory Stock Option or a disqualifying disposition by one or some combination of the following methods: (i) by cash payment, or (ii) out of Optionee's current compensation, or (iii) if permitted by the Committee, in its discretion, by surrendering to the Company Shares that (a) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (b) have a fair market value on the date of surrender equal to the required withholding tax, or (iv) if permitted by the Committee, in its discretion, and if the Option is designated as a Nonstatutory Stock Option by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

If the Optionee is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (an "Insider"), any surrender of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3") and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

All elections by an Optionee to have Shares withheld to satisfy tax-withholding obligations shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

(1) the election must be made on or prior to the applicable Tax Date;

(2) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

(3) all elections shall be subject to the consent or disapproval of the Committee;

(4) if the Optionee is an Insider, the election must comply with the applicable provisions of Rule 16b-3 and the Plan and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

12. Company's Right of First Refusal. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the noncash consideration shall be determined by the Board of Directors of the Company in good faith.

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder's Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 90 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section and the Plan shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period at the Offered Price or a higher price, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section and the Plan, and there shall be no further transfer of such Shares except in accordance with the terms of this Section and the Plan.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares 90 days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act.

13. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

> THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

> THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN (A) RESTRICTIONS ON TRANSFER AND

RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AND (B) DRAG-ALONG RIGHTS AS SET FORTH IN THE ISSUER'S STOCK OPTION PLAN AND THE STOCK OPTION AGREEMENT RELATING TO THESE SHARES, COPIES OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any transferee to whom such Shares shall have been so transferred.

14. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

15. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors or the Committee that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Committee shall be final and binding on the Company and on Optionee.

16. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York excluding that body of law pertaining to conflicts of law. Each of the parties hereto submits to the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan, County of New York, in any action or proceeding arising out of or relating to this Note, agrees that all claims in respect of the action or proceeding may be heard and determined in any such court and agrees not to bring any action or proceeding arising out of or relating to this Note in any other court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party may make service on any other party hereto by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 18 below. Nothing in this Section, however, shall affect the right of any party to serve legal process in any other manner permitted by law. Each party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law.

17. Severability. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

18. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

19. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

20. 2005 Stock Incentive Plan. Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or Committee upon any questions arising under the Plan or this Option.

21. Lock-up Agreement. Optionee agrees, in connection with the first registration with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended, of the public sale of the Company's Common Stock, not to sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Company or the underwriters, as the case may be, shall specify. Optionee agrees that the Company may instruct its transfer agent to place stop-transfer notations in its records to enforce this Section 21. Optionee agrees to execute a form of agreement reflecting the foregoing restrictions as requested by the underwriters managing such offering.

22. Drag Along Rights.

(a) Optionee hereby agrees that if the holders of at least a majority of the outstanding voting securities voting together as a single class (on an as-converted to Common Stock basis) (the "Consenting Stockholders") approve of a merger or consolidation of the Company (other than a transaction pursuant to which the holders of the Company's outstanding voting securities own 50% or more of the outstanding voting securities of the surviving entity), a sale of all the Company's capital stock or sale of all or substantially all of the assets of the Company (each a "Drag-Along Sale"), and such Drag-Along Sale is approved by a majority of the members of the Board of Directors of the Company, then the Consenting Stockholders will be entitled to cause Optionee to sell all of his shares of the Company's capital stock in the Drag-Along Sale and to vote all of his shares of capital stock in favor of such a transaction (the "Drag-

Along Right"). The Company shall, promptly following notice from the Consenting Stockholders (which notice shall be signed by the requisite number of Consenting Stockholders or include a copy of a consent of such stockholders) that they desire to exercise the Drag-Along Right, give to Optionee a notice (a "Drag-Along Notice") containing a description of the material terms of such proposed transaction including the name and address of the acquiring party, the consideration per share offered by the acquiring party, the payment terms and closing date, which shall be a date not less than thirty (30) days after the giving of the Drag-Along Notice, and including a copy of any written offer, letter of intent, term sheet or contract of sale for such Drag-Along Sale. Notwithstanding the foregoing, any merger or consolidation of the Company, sale of the Company's capital stock, or sale of all or substantially all of the assets of the Company shall not be deemed a "Drag-Along Sale" for purposes of this Section if (i) the liability of any of the Company's stockholders (as stockholders) under the transaction documents or other instruments effecting or relating to such merger, consolidation or sale of the Company's capital stock or assets (the "Sale Transaction Documents") is joint or not several from the liability of any other stockholder of the Company; or (ii) if the liability of a stockholder under the Sale Transaction Documents may exceed the lesser of (A) such stockholder's pro rata portion (based upon the number of shares of Common Stock held on an as-converted to Common Stock basis by such stockholder in relation to the number of shares of Common Stock held on an as-converted to Common Stock basis by all stockholders of the Company) of a claim for which such stockholder may be liable under the Sale Transaction Documents, or (B) the value of the consideration actually to be received by such stockholder (as a stockholder or otherwise) in connection with such merger, consolidation or sale of the Company's capital stock or assets.

(b) In connection with the pursuit and consummation of any Drag-Along Sale provided for above, Optionee hereby: (i) grants the Secretary of the Company an irrevocable proxy (which shall be and shall be deemed to be coupled with an interest) to vote (by actual vote or by written consent) the shares held by Optionee or his successors and permitted assigns and transferees in favor of any Drag-Along Sale pursued in connection with this Section in the event that such Optionee or his successors and permitted assigns and transferees fail to consent in writing or vote for any such Drag-Along Sale; provided the sale is effected substantially in accordance with the material terms set forth in the Drag-Along Notice; and (ii) agrees to promptly execute and deliver (without unreasonable condition or delay) any transaction agreement(s) and documentation (including, without limitation, stockholder agreements, waivers and releases, and affiliate letters) deemed necessary, appropriate or advisable by the Company or a majority of the Consenting Stockholders in connection with the Drag-Along Sale. In the event that Optionee or his successors or permitted assigns and transferees fails to promptly execute and deliver any such transaction agreement(s) and documentation, or attempts to unreasonably condition or delay the execution or delivery thereof, the Company (or its designee) shall be deemed to have been irrevocably appointed as the attorney-in-fact of Optionee (or the successor or permitted assignees or transferees thereof), with full power to execute and deliver any and all such transaction agreement(s) and documentation in the name and on behalf of Optionee (or the successor or permitted assignees or transferees thereof). In addition to any other rights and remedies available to it at law or in equity, the Consenting Stockholders (and, with respect to the immediately preceding sentence, the Company) will be entitled to specifically enforce the terms of this Agreement with respect to or related to any Drag-Along Sale.

(c) The rights and obligations established in this Section shall terminate upon the earlier of (a) the closing of a public offering pursuant to an effective registration statement under the Securities Act, covering the offer and sale of the Company's Common Stock and (b) any acquisition of the Company effected by means of merger, consolidation, share exchange or other form of corporate reorganization in which outstanding shares of the Company are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring corporation or its affiliate, or a sale of all or substantially all of the assets of the Company.

Dated: ____________________

OPTIONEE:

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CUTANEA LIFE SCIENCES, INC.

By: ______________________________

Name: Robert Bitterman

Title: President and Chief Executive Officer

EXHIBIT A

CUTANEA LIFE SCIENCES, INC.

EXERCISE NOTICE

Cutanea Life Sciences, Inc.

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Attention: Secretary

1. Exercise of Option. Effective as of today, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase ____________ shares of the Common Stock (the "Shares") of Cutanea Life Sciences, Inc. (the "Company") under and pursuant to the Company's 2005 Stock Incentive Plan (the "Plan") and the Notice of Stock Option Grant dated __________, 200__ with its attached Stock Option Agreement (the "Option Agreement"). The purchase price for the Shares shall be $__________ as required by the Option Agreement. Optionee herewith delivers to the Company the full Exercise Price for the Shares.

2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions. Optionee represents that Optionee is purchasing the Shares for Optionee's own account for investment and not with a view to, or for sale in connection with, a distribution of any of such Shares.

3. Compliance with Securities Laws. Optionee understands and acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, notwithstanding any other provision of the Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act, all applicable state securities laws and all applicable requirements of any stock exchange or over the counter market on which the Company's Common Stock may be listed or traded at the time of exercise and transfer. Optionee agrees to cooperate with the Company to ensure compliance with such laws.

4. Federal Restrictions on Transfer. Optionee understands that the Shares have not been registered under the Securities Act and therefore cannot be resold and must be held indefinitely unless they are registered under the Securities Act or unless an exemption from such registration is available and that the certificate(s) representing the Shares may bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee. Specifically, Optionee has been advised that Rule 144 promulgated under the Securities Act, which permits certain resales of unregistered securities, is not presently available with respect to the Shares and, in any event requires that the Shares be paid for and then be held for at least one year (and in some cases two years) before they may be resold under Rule 144.

5. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised.

Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal pursuant to the Option Agreement. Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

6. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

7. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement and any Investment Representation statement executed and delivered to Company by Optionee shall constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by New York law except for that body of law pertaining to conflict of laws.

Submitted by:	Accepted by:
OPTIONEE:	CUTANEA LIFE SCIENCES, INC.
______________________	By: ______________________ Name: ______________________ Title: ______________________
Address: ______________________ ______________________ ______________________	Address: ______________________ ______________________ ______________________

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:	______________________
COMPANY	:	Cutanea Life Sciences, Inc.
SECURITY	:	Common Stock
AMOUNT	:	____________________ Shares

In connection with the purchase of the above-listed Securities, I, the Optionee, represent to the Company the following.

1. Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Optionee is purchasing the securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

2. Optionee understands that the securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein.

3. Optionee further understands that the securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is available. Moreover, Optionee understands that the Company is under no obligation to register the securities. In addition, Optionee understands that the certificate evidencing the securities will be imprinted with a legend that prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

4. Optionee is familiar with the provisions of Rules 144, 144(k) and 701, promulgated under the Securities Act, that permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer) in a nonpublic offering, subject to the satisfaction of certain conditions.

Subject to any lock-up agreement, in the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the securities exempt under Rule 701 may be resold

by the Optionee 90 days thereafter, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (a) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as that term is defined under the Exchange Act); and (b) in the case of an affiliate, the availability of certain public information about the Company, and the amount of securities being sold during any three-month period not exceeding the limitations specified in Rule 144(e), if applicable.

If the purchase of the securities does not qualify under Rule 701 at the time of purchase, then the securities may be resold by the Optionee in certain limited circumstances subject to the provisions of Rule 144, which require: (a) the availability of certain public information about the Company; (b) the resale occurring not less than one year after the party has purchased, and made full payment (within the meaning of Rule 144) for, the securities to be sold; and (3) in the case of an affiliate, or of a nonaffiliate who has held the securities less than two years, the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as that term is defined under the Exchange Act) and the amount of securities being sold during any three-month period not exceeding the specified limitations.

If all of the requirements of Rule 144 are not satisfied, Optionee may be able to sell the securities without registration pursuant to the exemption contained in Rule 144(k), provided that the resale occurs not less than two years after the party has purchased, and made full payment (within the meaning of Rule 144) for, the securities.

5. Optionee further understands that at the time Optionee wishes to sell the securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rules 144 or 701, and that, in such event, Optionee would be precluded from selling the securities under Rules 144 or 701 even if the one-year minimum holding period had been satisfied; however, Optionee may be able to sell the securities pursuant to the exemptions contained in Rule 144(k) if the two-year holding period has been satisfied.

6. Optionee further understands that in the event all of the applicable requirements of Rules 144, 144(k) or 701 are not satisfied, registration under the Securities Act or some registration exemption will be required; and that, notwithstanding the fact that Rules 144, 144(k) and 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144, 144(k) or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their brokers who participate in such transactions do so at their own risk.

Date Signature of Optionee:

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